Exhibit 10q

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This text is a free translation from the French language and is supplied solely for information purposes.

Only the original version in the French language has legal force.

SANOFI PHARMA BRISTOL-MYERS SQUIBB

General partnership with a capital of

Euro 50.000

Head office: 54 La Boétie street 75008 Paris France

Trade and Companies Register of Paris 408 017 929

ARTICLES OF ASSOCIATION

January 1, 2013

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TABLE OF CONTENTS

ARTICLE 1 FORM OF ORGANIZATION

		5

ARTICLE 2 COMPANY NAME

		5

ARTICLE 3 COMPANY PURPOSE

		5

ARTICLE 4 HEAD OFFICE

		6

ARTICLE 5 DURATION

		6

ARTICLE 6 DEFINITIONS

ARTICLE 6.1	Defined Terms	6
ARTICLE 6.2	Additional Defined Terms	7

ARTICLE 7 CONTRIBUTIONS - SHAREHOLDINGS

ARTICLE 7.1	Initial Contributions to the Share Capital	7
ARTICLE 7.2	Shareholdings; Share Capital	7
ARTICLE 7.3	Share Capital Increase	8
ARTICLE 7.4	Share Capital Decrease	8

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ARTICLE 8 REPRESENTATION OF SHARES – INDIVISIBILITY – RIGHTS AND OBLIGATIONS OF THE PARTNERS

ARTICLE 8.1	Representation of Shares	8
ARTICLE 8.2	Indivisibility of Shares	8
ARTICLE 8.3	Rights and Obligations of the Partners	8

ARTICLE 9 DISTRIBUTION TO PARTNERS
		8

ARTICLE 10 ACCOUNTING – STATUTORY AUDITORS – CORPORATE FINANCIAL STATEMENTS – APPROVAL OF ANNUAL ACCOUNTS

ARTICLE 10.1	Books and Records	8
ARTICLE 10.2	Place and Right of Inspection	9
ARTICLE 10.3	Fiscal Year	9
ARTICLE 10.4	Statutory Auditor	9
ARTICLE 10.5	Financial Statements	9
ARTICLE 10.6	Bank Accounts	9

ARTICLE 11 COMPANY MANAGEMENT
		9

ARTICLE 12 DECISIONS OF PARTNERS

ARTICLE 12.1	General Assembly and Written Consultation	10
ARTICLE 12.2	Majority	10
ARTICLE 12.3	Unanimity	10
ARTICLE 12.4	Convening of the General Assembly	11
ARTICLE 12.5	Written Consultation	11

ARTICLE 13 TRANSFER OF SHARES

ARTICLE 13.1	Absence of Transfer	11
ARTICLE 13.2	New Partners	11
ARTICLE 13.3	Effective Date of Transfer	12

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	ARTICLE 14 DISSOLUTION

ARTICLE 14.1	Dissolution	12
ARTICLE 14.2	Effect of Dissolution	12
ARTICLE 14.3 Liquidation provisions		12

	ARTICLE 15 MISCELLANEOUS

ARTICLE 15.1	Fiscal Regime	12
ARTICLE 15.2	Litigations	12
ARTICLE 15.3	Publications	13
ARTICLE 15.4	Internal Rules	13

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BETWEEN THE UNDERSIGNED:

1. Sanofi Participations, a single-shareholder simplified stock company with a capital of Euro 40.000, having its head office at 54 La Boétie street 75008 Paris, France, registered with the Trade and Companies Register of Paris under number 407 571 728 (“Sanofi Partner”), a subsidiary indirectly and entirely held by Sanofi, a limited company with a capital of Euro 2.681.837.622, having its head office at 54 La Boétie street 75008 Paris, France, registered with the Trade and Companies Register of Paris under number 395 030 844 (“Sanofi”), and

2. BMS Investco SAS, a simplified stock company with a capital of Euro 40.000, having its head office at 3, Joseph Monier street, 92500 Rueil Malmaison, registered with the Trade and Companies Register of Nanterre under number 407 846 195 (“BMS Partner”), a subsidiary directly and indirectly entirely held by Bristol-Myers Squibb Company, registered in Delaware (United States of America), having its head office at 345 Park Avenue, New York, NY 10154 (“BMS”).

ARTICLE 1 – FORM OF ORGANIZATION

The Partners have set a general partnership (the “Company”), governed by the Articles of Association and the Uniform Commercial Code, and by any other legal provisions or regulations in force. The Company’s form can be changed by a decision of the Partners, made by a majority of votes according to the requirements of Article 12.3 of these Articles of Association, provided that such modification does not incur the establishment of a new legal entity.

ARTICLE 2 – COMPANY NAME

The Company name is SANOFI PHARMA BRISTOL-MYERS SQUIBB. The name shall be preceded or immediately followed by the words société en nom collectif (“general partnership”) or by the initials “SNC” in all the deeds and documents issued by the Company for third parties. The activity of the Company can be managed, in accordance with the legal provisions in force, under any other name established by the collective decision of the Partners, by a majority of votes, according to the requirements of Article 12.3 of these Articles of Association.

ARTICLE 3 – COMPANY PURPOSE

The Company shall have as purpose, directly or indirectly, and by any means, particularly by way of leasing its business, license or sublicense of all or part of the intellectual property rights which it holds or benefits from, (a) to perform any activity related to the development, manufacturing and marketing of Products in Territory A and (b) to conclude, take over and execute all contracts (business lease management contracts included) and other commitments and to undertake any activity that may be required or appropriate for the company purpose.

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ARTICLE 4 – HEAD OFFICE

The Company’s head office is located at 54 La Boétie street 75008 Paris, France. The head office can be transferred to another place in the same county or a bordering county by a simple decision of the Manager(s), provided however that the head office cannot be transferred to any other place without the unanimous agreement of the Partners.

ARTICLE 5 – DURATION

The duration of the Company has been established to 99 years starting June 6, 1997, unless the Partners decide on the anticipated dissolution or extension 24 months at the latest prior to its termination.

ARTICLE 6 – DEFINITIONS

6.1	Defined Terms. When used in the Articles of Association, the following terms shall have the meanings below:

“Partners” indicates Sanofi Partner and BMS Partner and each of their successors and beneficiaries; being however understood that any Partner without shareholdings shall be considered as retired from the position as Partner of the Company.

“Clopidogrel” indicates the chemical molecule discovered and patented by Sanofi and known under the SR 25990C code, and whose unregistered international name is Clopidogrel Hydrogenosulphate.

“Irbesartan” indicates the chemical molecule discovered and patented by Sanofi known under the SR 47436 code, and whose unregistered international name is Irbesartan.

“Person” indicates any individual, partnership, company, including limited company, general partnership, joint venture company, simplified stock company, joint-venture, association, trust or any other entity or administration or governmental agency or their subdivisions as well as any union or group considered to be a person according to Section 13(d) of US Securities and Exchange Act of 1934 modified.

“Product” indicates a Clopidogrel Product or an Irbesartan Product and “Products” indicates a Clopidogrel Product and an Irbesartan Product.

“Clopidogrel Product” indicates (i) a product having Clopidogrel as sole active ingredient, in its finished form, marketed under Plavix® and Iscover® trademarks or any other trademark whose similarity may generate confusion or which replaces one of them or (ii) a product (a “FDC Clopi Identifié”) containing as sole active ingredients a combination of Clopidogrel and acetylsalicylic acid, in finished form, traded under Duoplavin®, CoPlavix® and DuoCover® trademarks or any other trademark whose similarity may generate confusion or which replaces one of them. The term Clopidogrel Product excludes any other fixed-dose combination containing Clopidogrel.

“Irbesartan Product” indicates (i) a product having Irbesartan as sole active ingredient, in its finished form, marketed under Aprovel®, Karvea® and Avapro® trademarks or any other trademark whose similarity may generate confusion or which replaces one of them or (ii) a product (a “FDC Irbe Identifié”) containing as sole active ingredients a combination of Irbesartan and Hydrochlorothiazide, in finished form, traded under CoAprovel®, Avalide® and Karvezide® trademarks or any other trademark whose similarity may generate confusion or which replaces one of them. The term Irbesartan Product excludes any other fixed-dose combination containing Irbesartan.

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“Affiliated Company”, in reference to a Person, indicates any other Person controlling, controlled by, or under the joint control with, this Person; with specific understanding that, as regards Sanofi, the definition of Affiliated Company excludes L’Oréal. For the purpose of this definition, “control” indicates (a) the direct or indirect power to influence or orientate the management of a Person or to veto any significant decision related to the management of a Person, in each of these cases either by holding of securities or shares with right of vote, by contract or by any other means, (b) the direct or indirect holding of shares (excluding shares in a private company) representing at least 50% of the voting rights of a Person or (c) holding at least 50% of the shares of a private company.

“Articles of Association” indicates these articles of association, modified, as the case may be.

“Territory A” indicates the countries and geographical areas described in Appendix 1.1 enclosed hereof.

6.2	Additional Defined Terms. The following additional defined terms shall have the meaning stipulated by the articles listed below:

Defined Terms	Definition Article
Partners’ Assembly General Assembly BMS Partner Sanofi Partner BMS CCI Dispute Fiscal Year Manager/Managers Dispute Notification Sanofi Company Transfer	10.5 12.1 Introduction Introduction Introduction 15.2 15.2 10.3 11(a) 15.2 Introduction 1 13.1

ARTICLE 7 – CONTRIBUTIONS – SHAREHOLDINGS

7.1	Initial Contributions to the Share Capital. Upon the registration of the Company, dated July 10, 1996, BMS Partner and Sanofi Partner subscribed a contribution in cash, i.e. Franc 24.950 and Franc 25.050.

7.2	Shareholdings. Share Capital. The shareholding of Sanofi Partner is 50.1% and the shareholding of BMS Partner is 49.9%. As a result of the aforementioned contributions and following the conversion of the Share Capital in Euros, the Company’s Share Capital amounts to Euro 50.000, allocated to each Partner according to their shareholding. It is divided into 50.000 nominal shares in amount of Euro 1 allocated to each Partner according to their contribution, namely:

- 25.050 shares for Sanofi Partner,

- 24.950 shares for BMS Partner.

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7.3	Share Capital Increase. The Share Capital can be increased by a collective decision of the Partners made within the general assembly of the Partners by a majority of votes according to the requirements of Article 12.3 of these Articles of Association following the proposal of the Manager(s).

7.4	Share Capital Decrease. The Share Capital can be decreased for any reason whatsoever, by any means, particularly by way of proportional share buyback, by way of decrease of their amount or number, by a collective decision of the Partners made within the general assembly of the Partners or by a majority of votes according to the requirements of Article 12.3 of these Articles of Association.

ARTICLE 8 – REPRESENTATION OF SHARES – INDIVISIBILITY – RIGHTS AND OBLIGATIONS OF THE PARTNERS

8.1	Representation of Shares. The shares cannot be represented by negotiable securities.

8.2	Indivisibility of Shares. Concerning the Company, the shares are indivisible, as it only has a single holder for each of them.

8.3	Rights and Obligations of the Partners. Each Partner has a right to the Company’s profits and any of its assets, proportional to its number of shares in the Company. Each Partner is indefinitely and jointly liable for social security taxes. With respect to the relations between them, each of the Partners shall only be liable for social security taxes in proportion to the number of shares held.

ARTICLE 9 – DISTRIBUTION TO PARTNERS

According to the majority requirements of Article 12.2 of these Articles of Association and following the proposal of the Manager(s), the Partners can distribute the distributable profit and decide on the distribution of the amounts from the reserves which they have access to according to this document.

The Manager(s) can also decide on the distribution of one or several interim dividends in accordance with the requirements stipulated by the Uniform Commercial Code.

The amounts whose distribution is decided on shall be allocated to the Partners in proportion to the number of shares held by each of partner.

ARTICLE 10 - ACCOUNTING – STATUTORY AUDITORS – CORPORATE FINANCIAL STATEMENTS – APPROVAL OF ANNUAL ACCOUNTS

10.1	Books and Records. At any moment for the duration of the articles of association herein, at the expense of the Company, the Manager(s) shall keep accounting books

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and records reflecting exactly and accurately, with a reasonable amount of details, all the Company related issues, including, without limitation, all its revenues, expenses, assets and liabilities and (ii) a proper accounting internal management system. The Company’s accounts shall be kept according to the French accounting regulations. The Company shall not be bound to keep its accounts for a period exceeding ten years (except for the records which must be kept for a longer period as required by law in the applicable country).

10.2	Place and Right of Inspection. The Company’s accounting books and records shall be kept and preserved at any moment in France in one or several places approved by the Manager(s). This includes backed up duplicate data being held at off-site locations. Each Partner and its authorized representatives shall have the right to inspect, review, copy and audit the books, records, files, securities and other documents of the Company at any time as and whenever necessary, for any purpose reasonably related to the shareholding of this Partner. The Company shall not charge any fees to a Partner for any inspection, review, copy or audit, other than the current costs incurred by the Company.

10.3	Fiscal Year. The Company’s Fiscal Year (the “Fiscal Year”) shall begin January 1st and shall end December 31st of each year.

10.4	Statutory Auditors. The Partners can or must, if compelled by law, according to the majority requirements of Article 12.2 of the Articles of Association, appoint one or several statutory auditors of one or several internationally renowned accounting companies selected by the Manager(s). Each Statutory Auditor shall be appointed for a period of six (6) Fiscal Years expiring at the closing of the assembly of Partners held for the review of the accounts of the sixth Fiscal Year.

10.5	Financial Statements. The Manager(s) shall prepare, according to the laws and regulations in force, an inventory as well as the financial statements of the Company (balance sheet, profit and loss account and appendix) and a written management report which shall be submitted for the approval of the assembly of Partners within the six (6) months following the closing of each Fiscal Year (“Assembly of Partners”). The financial statements, the management report and, as the case may be, the report of statutory auditors, the text of the resolutions submitted to the Assembly of Partners shall be provided to the Partners at least fifteen (15) days prior to the Assembly of Partners. During the same period, the inventory shall be available for Partners at the Company’s head office.

10.6	Bank Accounts. The Company’s funds shall be deposited into an account or accounts in one or several French banking institutions chosen by the Manager(s).

ARTICLE 11 – COMPANY MANAGEMENT

(a)

The Company shall be managed and administered by one or several Managers appointed by the Partners, according to the majority requirements of Article 12.2 of the Articles of Association, from among the candidates designated by Sanofi Partner and chosen from among the Affiliated Companies of Sanofi and, as for the pharmacist

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Manager in charge solely from among the employees and/or corporate officers of Sanofi. The terms “Manager” and “Managers,” as used in these articles of association, shall indicate the individuals and legal entities, as the case may be, Partners or not, appointed according to Article 11.a) hereof.

(b)	If the Company’s activities require the appointment of a pharmacist in charge, the Partners shall designate, by simple majority of shares, a Manager, or natural person, who shall be the pharmacist in charge of the Company and who shall only have the powers required for making decisions basically allowing the compliance with the regulations in force.

(c)	The Manager(s) shall be liable for the daily management of the Company. With respect to the relations with third parties, the Manager(s) shall have the power to draw up any management documents included in the Company purpose, as defined by Article 3 hereof.

(d)	Each Manager shall be appointed for a one year term renewable by the decision of Partners according to the majority requirements stipulated by Article 12.2 of the Articles of Association.

(e)	The Manager(s) shall be revocable by the collective decision of Partners made according to the majority requirements stipulated by Article 12.2 of the Articles of Association. The revocation or resignation of a Manager shall not result in the Company’s dissolution.

ARTICLE 12 – DECISIONS OF PARTNERS

12.1	General Assembly – written consultation. The Partners’ will shall be expressed at the choice of the management, either within the general assembly (hereinafter referred to as the “General Assembly”) or by means of written consultation. However, the convening of a General Assembly is mandatory (i) if the decisions concerned must be made within the general assembly according to the law (and particularly the decisions regarding the annual approval of accounts) or to the express provisions of these Articles of Association or (ii) if a Partner requests the convening of a general assembly.

12.2	Majority. Notwithstanding the decisions stipulated by Article 12.3 of the Articles of Association, the decisions submitted to the Partners shall be validly adopted by one or several Partners representing more than half of the Company’s existing shares.

12.3	Unanimity. The following decisions shall be made by the Partners acting unanimously:

(a)	Any modification of the Articles of Association, including any change of the Company’s form of organization as well as any decision for the increase of the share capital according to Article 7.3 of the Articles of Association;

(b)	The Company’s dissolution or liquidation;

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(c)	The decisions for which legal or statutory provisions applicable to the Company require the unanimous consent of Partners;

(d)	Any decision to conclude any agreement (including any transaction within a litigation) involving one or several actual or potential payments to be made by the Company higher than [*] cumulatively;

(e)	Any decision to conclude a transaction within a litigation by way of which the Company admits having committed an error.

12.4	Convening of the General Assembly. The General Assembly shall be convened by the Manager(s) through a registered letter with acknowledgement of receipt, sent to the Partners at least fifteen (15) working days prior to the meeting and containing indications for the day, time, and place, as well as the agenda of the meeting. It can be convened by any Partner in the same conditions. It shall be validly and immediately convened upon a verbal notice to attend, provided that all the Partners are present or statutorily represented. The General Assembly shall be chaired by the Manager or, in his/her absence, by the Partner convening the meeting.

12.5	Written consultation. If the Manager(s) decides/decide to consult the Partners in writing, should such option be open, he (she)/they shall provide them with the text of the resolutions submitted for their approval, together with all the documents and reports required for their information as well as a bulletin allowing them to express their vote for each resolution proposed. The Statutory Auditor shall also be informed of this action. The deadline provided to Partners for returning this bulletin to the Company by registered letter with acknowledgement of receipt shall be fifteen (15) working days as of the sending date of the consultation. The vote shall be expressed by yes or no by the partners. Any partner who has not responded within the deadline shall be considered as having voted “no” for purposes of this section.

ARTICLE 13 – TRANSFER OF SHARES

13.1	Absence of Transfer. No share of the Company shall be sold, assigned, transferred, pledged or encumbered, entirely or partially, directly or indirectly, by operation of law or otherwise (including, but without being limited to, by merger or distribution) (such sale, assignment, transfer, pledge or guarantee hereinafter being referred to as “Transfer”), without the prior unanimous agreement of the Partners (which shall not be unreasonably rejected). Unless otherwise agreed by the Partners, any Transfer of any shareholding in violation of Article 13 hereof shall be considered null and void.

13.2	New Partners. No Person shall become a Partner in the sense and for the purposes hereof, unless such Person is ready to expressly undertake and accept to be bound by all the provisions of the Articles of Association. All the costs and expenses reasonably incurred by the Company and related to a Transfer and, as the case may be, to the admission of a Person as Partner according to the requirements herein shall be paid by the assignor.

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13.3	Effective Date of Transfer. Any Transfer according to Article 13 hereof shall be made in writing and shall be binding on the Company only following its notification to the latter or following its approval in a deed drawn by a notary in accordance with the requirements of article 1690 of the Civil Code, or upon the submission of an original copy of the assignment deed at the head office against the delivery by the Manager(s) of a certification for such deposit. Such Transfer shall only be binding on third parties following the completion of these formalities and publication of this Transfer into the relevant Trade and Companies Register.

ARTICLE 14 – DISSOLUTION

14.1	Dissolution. The Company shall be dissolved and its activity shall be liquidated in case of occurrence of any of the events below:

(i)	The decision of Partners to dissolve the Company according to the majority requirements of Article 12.3;

(ii)	The expiry of the Company duration according to Article 5 hereof.

14.2	Effects of Dissolution. In all cases of dissolution of the Company, the Company’s activity shall be terminated and consequently the Company shall be dissolved as soon as possible and the following operations shall be performed:

(a)	The liquidator appointed by Sanofi Partner shall draw up a report of the Company’s assets and liabilities remaining upon the dissolution date and a copy of this report shall be provided to each Partner;

(b)	The net liquidation product, following the extinguishment of liabilities and social security taxes, shall be used to refund the current accounts of Partners, if any, as well as the amount of the nominal value of their shares; and

(c)	The balance, if any, constituting the liquidation surplus, shall be distributed to the Partners in proportion to their number of shares in the Company and, if the liquidation incurs losses, they shall be borne by the Partners in the same proportion.

14.3	Liquidation Provisions. Sanofi Partner shall appoint the liquidator.

ARTICLE 15 – MISCELLANEOUS

15.1	Fiscal Regime. The Company shall not opt for corporate tax liability.

15.2

Litigations. These Articles of Association as well as related rights and obligations shall be governed by the French law. In case of litigations, claims, disputes or disagreements (a “Dispute”) resulting from or related to these Articles of Association, including any issue regarding the validity, existence and termination of these Articles of Association, the Partners shall first try to settle their Dispute by negotiation. This process of negotiation shall be considered open when one of the Partners sends a notification in writing (a “Notification of Dispute”) to the other Partner. Should a Dispute submitted to the negotiation procedure, according to the aforementioned

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requirements, not be definitively settled within a period of 30 days as of the reception by one of the Partners of the Notification of Dispute, the Dispute shall be deferred to a mediation procedure in accordance with the Mediation Regulations of the International Chamber of Commerce (the “CCI”). The mediation court shall be composed of three mediators. Each Partner shall appoint a mediator. The two mediators appointed shall appoint the president of the mediation court. If one of the Partners does not appoint a mediator in the petition for mediation or within the 30 days upon the reception of a notification in writing stating the appointment of a mediator by the other Partner, the aforementioned mediator shall be appointed by the CCI. Should the two mediators appointed by the Partners fail to reach an agreement on the appointment of a third mediator within a period of 30 days as of the appointment of the second mediator, the third mediator shall be appointed by the CCI. The mediation procedure shall be held in Paris, France and the proceedings shall be conducted in English. Notwithstanding any contrary clause in the Mediation Regulations of the International Chamber of Commerce, each Partner shall bear its own costs and charges related to the aforementioned mediation procedure and all related procedures, legal fees included. Each Partner shall continue to fulfill its obligations according to the Articles of Association and the provisions of the Articles of Association shall be further applied until the settlement of this Dispute.

15.3	Publications. The Partners shall grant all powers to the holder of an original copy of these Articles of Association in order to perform all the publicity formalities required.

15.4	Internal Regulations. The Articles of Association shall be completed and clarified by internal regulations which can only be modified by common consent of the Partners.

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APPENDIX 1.1

TERRITORY A

Clopidogrel Product and Irbesartan product:

-	Germany,
-	Belgium,
-	Spain,
-	Greece,
-	Italy,
-	Netherlands,
-	Portugal,
-	Switzerland.

Clopidogrel Product only:

-	Austria,
-	Cyprus,
-	South Korea,
-	Denmark,
-	Finland,
-	Hong-Kong,
-	Iceland,
-	Israel,
-	Ireland,
-	Norway,
-	Sweden,
-	Taiwan,
-	France (metropolitan).

For Irbesartan only:

-	France (DOMTOM included)

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